Exhibit 10.11.2


                             STILWELL FINANCIAL INC.
                          EMPLOYEE STOCK PURCHASE PLAN
               (Amended and Restated Effective November 16, 2001)
      (To apply to offerings other than the first offering under the Plan)


                                   1. Purpose

The purpose of this Employee Stock Purchase Plan is to encourage and enable Eligible Employees of Stilwell Financial Inc. ("Stilwell") and certain of its Subsidiaries and Affiliates to acquire proprietary interests in Stilwell through the ownership of Common Stock in order to establish a closer identification of their interests with those of Stilwell by providing them with a more direct means of participating in its growth and earnings which, in turn, will provide motivation for participating Employees to remain in the employ of and to give greater effort on behalf of the Stilwell Group.

                                 2. Definitions

          The following words or terms, when used herein, shall have the following respective meanings:

     (a) "Account" or "Account Balance" shall mean and refer to the aggregate amount of payroll deductions accumulated with respect to an Employee during the Purchase Period for an offering for the purpose of purchasing Shares under the Plan.

     (b) "Active Service" shall mean and refer to the state of being paid for services performed or paid while absent for sickness, vacation, holidays or paid leave of absence, but shall not include termination or severance payments.

     (c) "Aggregate Purchase Price" shall mean the amount which represents the percentage of the Employee's Base Pay as designated by an Employee on the election form submitted by the Employee in accordance with Paragraph 6 for the purchase of Shares pursuant to an offering made under this Plan.

     (d) "Base Pay" shall mean and refer to annual base rate of pay as determined from the payroll records on such date as shall be designated by the Board of Directors or the Committee for any offering of Stock made under this Plan. Base Pay includes gross straight time, sick pay, vacation pay or holiday pay, as the case may be, before any payroll deductions, but excludes overtime, commissions and bonuses.

     (e) "Board" or "Board of Directors" shall mean the board of directors of Stilwell.

     (f) "Committee" or "The Committee" shall mean and refer to the Committee appointed by the Board of Directors to administer this Plan.

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     (g)  "Date  of  Grant"  shall  mean  the date  designated  by the  Board of
Directors or the Committee as the date Options are granted to Eligible Employees pursuant to an offering made under this Plan.

     (h) "Eligible Employee" or "Employee" shall mean and refer to a person regularly employed by Stilwell or those of its Subsidiary or Affiliated Entities designated by the Board of Directors or the Committee on such date as shall be designated by the Board of Directors or the Committee for any offering of Stock made pursuant to this Plan; provided, however, persons whose customary employment is for only 20 hours or less per week or for not more than five months in any calendar year shall not be an "Employee" or an "Eligible Employee" as those terms are used herein.

     (i) "Fair Market Value" shall mean and refer to the mean of the high and low sales prices for Stilwell Shares traded on the New York Stock Exchange.

     (j) "Maximum Aggregate Purchase Price" shall mean the amount that results from applying the maximum percentage to an Employee's Base Pay as shall be specified by the Board of Directors or the Committee for any offering made under this Plan.

     (k) "Maximum Per Share Price" shall mean 85% of the Fair Market Value on the Date of Grant designated by the Board of Directors or the Committee for an offering made under this Plan, or if no Shares were traded on that day, on the last day prior thereto on which Shares were traded.

     (l) "Option" or "Options" shall mean and refer to the right or rights granted to Eligible Employees to purchase Stock pursuant to an offering made under this Plan.

     (m) "Outstanding Election" shall mean an election to purchase Stock in an offering under the Plan, or that part of such an election, which has not been canceled (including voluntary cancellation by the Employee and deemed cancellations under Paragraphs 14 and 15) prior to the close of business on the last business day of the Purchase Period.

     (n) "Plan" or "The Plan" shall mean and refer to this Stilwell Employee Stock Purchase Plan.

     (o) "Purchase Period" shall mean and refer to the period during which installment payments shall be made to purchase Stock pursuant to an offering made under this Plan.

     (p) "Shares," "Stock" or "Common Stock" shall mean and refer to shares of $0.01 par value common stock of Stilwell, which it is authorized by its Certificate of Incorporation to issue.

     (q)  "Stilwell" shall mean and refer to Stilwell Financial Inc.

     (r)  "Stilwell   Group"   shall   mean   and  refer  to Stilwell,  and  its
Subsidiaries and Affiliates, collectively.

     (s) "Subscription Period" shall mean and refer to that period of time prescribed in any offering of Stock made under this Plan beginning on the first day Employees may elect to


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purchase  Shares  and  ending on the last day such  elections  to  purchase  are authorized to be received and accepted.

     (t) "Subsidiary," "Affiliate" or "Affiliated Entity" shall mean any corporation (other than Stilwell) in an unbroken chain of corporations beginning with Stilwell if, at the Date of Grant of the Option, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

                          3. Shares Reserved for Plan

     A total of 4,000,000 Shares of Stilwell's authorized and unissued $0.01 par value Common Stock are reserved for this Plan. The Shares so reserved may be issued and sold pursuant to one or more offerings under the Plan. With respect to any such offering, the Board of Directors or the Committee will determine the number of Shares remaining available under the Plan on the Date of Grant, the length of the Subscription Period, the length of the Purchase Period, the Date of Grant and such other terms and conditions not inconsistent with the Plan as may be necessary or appropriate.

     In the event of a subdivision or combination of Stilwell's Shares, the maximum number of Shares which may thereafter be issued and sold under the Plan and the number of Shares under elections to purchase at the time of such subdivision or combination will be proportionately increased or decreased, the terms relating to the price at which Shares under elections to purchase will be sold will be appropriately adjusted, and such other action will be taken as in the opinion of the Board of Directors or the Committee is appropriate under the circumstances. In the case of reclassification or other changes in Stilwell's Shares, the Board of Directors or the Committee will make appropriate adjustments.

                         4. Administration of the Plan

     This Plan shall be administered by a Committee appointed by the Board of Directors, consisting of not less than three members of the Board who are not eligible to participate in this Plan and one of whom shall be designated as Chairman of the Committee. The Committee is vested with full authority to make, administer and interpret such equitable rules and regulations regarding this Plan or to make amendments to the Plan itself, as it may deem advisable. Its determinations as to the interpretation and operation of this Plan shall be final and conclusive.

     The Committee may act by a majority vote at a regular or special meeting or by a decision reduced to writing and signed by a majority of the Committee without holding a formal meeting. Whenever under this Plan an action may be taken by the Board of Directors or the Committee, in the case of inconsistent or contradictory actions, the action of the Board of Directors shall prevail.

     Vacancies  in  the   membership  of  the  Committee   arising  from  death,
resignation, removal or other inability to serve shall be filled by appointment by the Board of Directors.


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                          5. Participation in the Plan

     Options to purchase Shares will be granted to Eligible Employees as defined above; provided, however, the Board of Directors or the Committee may determine, as to any offering of Common Stock made under this Plan, that the offer will not be extended to highly compensated Employees within the meaning of section 414(q) of the Internal Revenue Code of 1986, as amended.

             6. Employee's Election to Purchase - Grant of Options

     To participate in an offering under the Plan, an Eligible Employee must elect to purchase Shares by signing a form that designates the percentage of Base Pay to be used to calculate the Aggregate Purchase Price elected by the Employee for such offering and delivering it before the end of the Subscription Period for the offering to Stilwell, to the Stilwell Group entity by whom he or she is employed or to such other entity designated in the offer to accept such elections. The Aggregate Purchase Price elected by an Employee for an offering may not exceed the Maximum Aggregate Purchase Price for such offering. Notice that an election to purchase Shares has become effective, that the Employee has been granted an Option to purchase Shares and showing the Aggregate Purchase Price elected by the Employee shall be delivered to each participating Employee.

               7. Maximum Number of Shares Which May Be Purchased

     In each offering under the Plan, each Eligible Employee shall be granted an Option to purchase up to a maximum number of Shares equal to (i) such Eligible Employee's Maximum Aggregate Purchase Price for such offering, divided by (ii) one-half (1/2) of the Maximum Per Share Price for such offering; provided, however, that no Employee shall be granted an Option to purchase Shares under this Plan if such Employee, immediately after such Option is granted, owns or holds Options to purchase Stock possessing 5% or more of the total combined voting power or value of all classes of Stock of Stilwell or of any of its Subsidiaries; and provided, further, no Employee may be granted an Option to purchase Stock which permits his rights to purchase Stock under all such plans of Stilwell and its Subsidiaries to accrue at a rate which exceeds $25,000 of Fair Market Value of such Stock (determined at the time such Option is granted) for each calendar year in which such Option is outstanding at any time. Any Employee may elect to purchase less than the maximum number of Shares which he or she is entitled to elect to purchase.

     The number of Shares which an Eligible Employee may purchase in an offering under the Plan may be reduced in the event the offering is over-subscribed. No Option granted to an Eligible Employee in an offering under the Plan shall permit such Employee to purchase Shares which, if added together with the total number of Shares purchased by all other Employees in such offering, would exceed the total number of Shares remaining available under the Plan on the Date of Grant of such offering. As of the close of business on the last business day of the Purchase Period in an offering, the number of Shares which all Eligible Employees have elected to purchase under Outstanding Elections shall be counted. If the total number of Shares which all Eligible Employees have elected to purchase under Outstanding Elections in the offering exceeds the number of Shares remaining available under the Plan, the number of Shares for which each such Outstanding Election is effective shall be reduced on a pro rata basis, and the


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


total number of Shares which may be purchased pursuant to all such Outstanding Elections shall not exceed the total number of Shares remaining available under the Plan.

     All Shares available to be sold in any offering under this Plan in excess of the total number of Shares purchased by Eligible Employees in any such offering shall continue to be reserved for this Plan and shall be available for inclusion in any subsequent offering under this Plan.

                               8. Purchase Price

     The purchase price per Share (except in the case of a deemed cancellation of an election to purchase) will be 85% of the Fair Market Value on the last business day of the month in which the Purchase Period ends or, if no Shares were traded on that day, on the last day prior thereto on which Shares were traded; provided, however, that the purchase price per Share will not be more than the Maximum Per Share Price; and provided, further, the purchase price will in no event be less than the par value of the Shares.

                              9. Method of Payment

     Payment for Shares purchased pursuant to the Plan shall be made in installments through periodic payroll deductions, with no right of prepayment. Each Employee electing to purchase Shares shall authorize the withholding from his or her pay for each payroll period during the Purchase Period the percentage of Base Pay that results in the amount that will produce at the end of the Purchase Period the Aggregate Purchase Price. Such deductions shall be in uniform periodic amounts in conformity with his or her employer's payroll deduction schedule. The amount of each Employee's payroll deductions shall be credited to such Employee's Account.

     If in any payroll period, an Employee has no pay or his or her pay is insufficient (after other authorized deductions) to permit deduction of the full amount of his or her installment payment, then (i) the installment payment for such payroll period shall be reduced to the amount of pay remaining, if any, after all other authorized deductions, and (ii) the percentage of Base Pay that results in the Aggregate Purchase Price shall be deemed to have been reduced by the amount of the reduction in the installment payment for such payroll period.

     An Employee may at any time prior to the end of the Purchase Period for an offering elect to reduce the percentage of Base Pay originally designated by such Employee for such offering by filing a new election form with Stilwell specifying the reduced percentage of Base Pay.

                            10. Interest on Payments

     No interest shall be paid on sums withheld from an Employee's pay for purchase of Shares under this Plan.

                            11. Rights as Stockholder

     An Employee will become a stockholder with respect to Shares that are purchased pursuant to Options granted under the Plan when such Shares are transferred into the Employee's name on the books and records of Stilwell. In no event may Shares be purchased pursuant to an Option more than 27 months after the Date of Grant of such Option. Ownership of Shares


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purchased under the Plan will be entered on the books and records of Stilwell as soon as practicable after payment for the Shares has been received in full by Stilwell. Shares purchased under the Plan will be issued as soon as practicable after an Employee becomes a stockholder. An Employee will have no rights as a stockholder with respect to Shares for which an election to purchase has been made under the Plan until such Employee becomes a stockholder as provided above.

                 12. Rights to Purchase Shares Not Transferable

     An Employee's rights under his or her election to purchase Shares under this Plan may not be sold, pledged, assigned, or transferred in any manner. If an Employee's rights are sold, pledged, assigned, or transferred in violation of this paragraph, the right to purchase Shares of the Employee guilty of such violation shall terminate and the only right remaining under such Employee's election to purchase will be to receive a refund of the amount then credited to the Employee's Account.

       13. Cancellation of Election to Purchase - Withdrawal From Offering

     An Employee who has elected to purchase Shares in an offering may cancel his or her election in its entirety (but not in part) by a written notice of withdrawal delivered to Stilwell before the close of business on the last business day of the Purchase Period for such offering. If an Employee cancels his or her election, the Employee shall receive in cash, as soon as practicable after delivery of the notice of cancellation, the amount credited to his or her Account.

                            14. Deemed Cancellations

(a)  Events Constituting a Deemed Cancellation

     (i)  Leave of Absence, Lay-Off or Temporarily Out of Active Service

          An Employee purchasing Stock under the Plan who is granted an unpaid leave of absence, is laid off, or otherwise temporarily out of Active Service during the Purchase Period without terminating employment shall be eligible to remain a participant in the Plan during such absence, for a period of no longer than 90 days or, if longer, so long as the Employee's right to reemployment with his or her employer is guaranteed either by statute or by contract (but not beyond the last day of the Purchase Period). The provisions of Paragraph 9 shall apply if the Employee has no pay or his or her pay is insufficient (after other authorized deductions) to cover the required installment payments during such absence. If an Employee does not return to Active Service upon the expiration of his or her leave of absence or lay-off or, in any event, within 90 days from the date of his or her leaving Active Service (unless the Employee's right to reemployment with his or her employer is guaranteed either by statute or by contract), his or her election to purchase shall be deemed to have been canceled on the 91st day after such Employee's leaving Active Service.

     (ii) Termination of Employment

          If, before an Employee has completed payment for Shares under the Plan, he or she resigns, is dismissed or transferred to a company other than Stilwell or a Subsidiary


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     of Stilwell,  or if the entity by which he or she is employed  should cease to be a Subsidiary of Stilwell, his or her election to purchase shall be deemed to have been canceled at that time; provided, however, that the Committee in its sole discretion may in lieu thereof specify that there shall be a "Substitution or Assumption" (and not a deemed cancellation) of an election to purchase if the Committee determines that a company or entity and Stilwell have made satisfactory arrangements for such company or entity to substitute a new option for the Option under such election to purchase, or to assume such Option under such election to purchase, by reason of a transaction (A) that is a corporate merger, consolidation,
     acquisition   of  property  or  stock,   separation,   reorganization,   or
     liquidation, as defined in Section 424(a) of the United States Internal Revenue Code of 1986 and regulations thereunder (including a spin-off, split-up or similar transaction); (B) pursuant to which the excess of the aggregate fair market value of the shares subject to the new option immediately after the Substitution or Assumption over the aggregate option price of such shares is not more than the excess of the aggregate fair market value of all Shares subject to the Option immediately before the Substitution or Assumption over the aggregate option price of such Shares; and (C) pursuant to which the new option or the assumption of the Option does not give the Employee additional benefits which he or she did not have under the Option.

(b)  Terms and Conditions of a Deemed Cancellation

     In the event that an Employee's election to purchase Shares is deemed to be canceled due to a leave of absence or termination of employment, each as defined above, the Employee shall be withdrawn from Plan participation and cease to be a participant. Upon the cessation of participation, any Option held by the Employee under the Plan shall be treated as follows: (i) the Employee may give written request to the Plan Administrator within ten (10) business days after the Employee's termination (so long as the request is delivered before the close of business of the last business day of the Purchase Period) of his or her desire to apply his or her Account Balance to the exercise of the Option, or
(ii) if no such request is received from the Employee, then the Employee's Account Balance will be refunded in cash to the Employee. In the event an Employee elects to purchase Shares within the allowable time periods described above, the effective date of the Option exercise shall be the last business day of the month the request was received and the purchase price per share shall be the lesser of (i) 85% of the Fair Market Value on the date of exercise or (ii) the Maximum Per Share Price, provided, that in no event will the purchase price be less than the par value of the Shares.

(c)  Terms and Conditions of a Substitution or Assumption

     If the Committee determines under Paragraph 14(a)(ii) of the Plan to provide a Substitution or Assumption of Options granted hereunder, the Employee shall have no further rights under this Plan and the Employee's rights, if any, to his or her Account or to purchase any property in lieu of Shares shall be governed exclusively by the arrangements effecting such Substitution or Assumption including any stock purchase plan of the company or entity substituting a new option for an Option or assuming an existing Option.


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


                           15. Death of a Participant

     If an Employee dies before he or she has completed payment for Shares under the Plan, his or her election to purchase Shares shall be deemed to have been canceled on the date of death. As soon as administratively feasible after the death of an Employee, the amount then credited to the Employee's Account shall be paid in cash to the beneficiary or beneficiaries designated by the Employee on a beneficiary designation form filed with Stilwell before such Employee's death or, in the absence of an effective beneficiary designation, to the executor, administrator or other legal representative of the Employee's estate.

                            16. Application of Funds

     All funds received by Stilwell in payment for Shares purchased under this Plan and held by Stilwell at any time may be used for any valid corporate purpose.

                    17. Retirement Plan Hardship Distribution

     In the event that an Employee has received a hardship distribution under the Stilwell 401(k) Plan, such employee shall be prohibited from participating in this Plan for a period of six (6) months after the Employee's receipt of the hardship distribution.

                      18. Commencement of Plan; Restatement

     This Plan originally commenced on July 13, 2000. The amendment and restatement of the Plan as set forth herein is effective November 16, 2001 to apply to offerings under the Plan after the first offering.

                 19. Government Approvals or Consents; Amendment

     This Plan and any offering and sales to Employees under it are subject to any governmental approvals or consents that may be or become applicable in connection therewith. The Board of Directors or the Committee may terminate the Plan at any time and may make such changes in the Plan and include such terms in any offering under this Plan as may be necessary or desirable, including, but not limited to, such changes as may be necessary or desirable, in the opinion of counsel for Stilwell, to comply with the rules or regulations of any governmental authority, or to be eligible for tax benefits under the United States Internal Revenue Code of 1986, as amended, or the laws of any state.